LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 7, 2014

TO THE PROSPECTUS OF

QS BATTERYMARCH EMERGING MARKETS FUND,

DATED MAY 1, 2014

Effective November 7, 2014, the following replaces the fee table and footnotes and expense example in the section of the fund’s Prospectus titled “Fees and expenses of the fund” in order to disclose a new and lower contractual management fee and lower expense limitation for all Classes.

Shareholder fees (paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[1]	Generally, none	1.00	None	None	None	None	None
Small account fee[2]	$15	$15	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class IS
Management fees[3]	0.85	0.85	0.85	0.85	0.85	0.85	0.85
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	1.00	None	None
Other expenses	0.60[4]	0.62[4]	0.61[4]	0.97[4]	0.57[5]	0.68[4]	0.62[4]
Total annual fund operating expenses[3]	1.70	2.47	1.71	2.32	2.42	1.53	1.47
Fees waived and/or expenses reimbursed[6]	(0.45)	(0.47)	(0.46)	(0.82)	(0.42)	(0.58)	(0.52)
Total annual fund operating expenses	1.25	2.00	1.25	1.50	2.00	0.95	0.95

1	Maximum deferred sales charge (load) may be reduced over time.

2	If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

3	“Management fees” and “Total annual fund operating expenses” have been restated to reflect the current management fees and the removal of acquired fund fees and expenses.

4	“Other expenses” for Class A, C, FI, R, I and IS shares have been restated to reflect current fees.

5	“Other expenses” for Class R1 shares are based on estimated amounts for the current fiscal year. Actual expenses may differ from estimates.

6	Effective November 7, 2014, the manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 1.25%, 2.00%, 1.25%, 1.50%, 2.00%, 0.95% and 0.95% for Class A, C, FI, R, R1, I and IS shares, respectively, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2016 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. Acquired fund fees and expenses are subject to the arrangement. Prior to November 7, 2014, the manager had agreed to waive fees and/or reimburse operating expenses so that total annual operating expenses were not expected to exceed 1.50%, 2.25%, 1.50%, 1.75%, 2.25% and 1.25% for Class A, C, FI, R, R1 and IS shares, respectively, subject to recapture as described above. The manager had also agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses) at the annual rate of 0.06% of average daily net assets for Class I shares. The calculations of any required waivers and reimbursements were done on a daily basis. No such waivers or reimbursements were made beyond the amount necessary to reduce that class’s annualized expenses to 1.25% of average daily net assets on any given day.

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	695	1,039	1,405	2,432
Class C (with redemption at end of period)	303	725	1,274	2,772
Class C (without redemption at end of period)	203	725	1,274	2,772
Class FI (with or without redemption at end of period)	127	493	884	1,980
Class R (with or without redemption at end of period)	153	646	1,166	2,593
Class R1 (with or without redemption at end of period)	203	714	1,253	2,726
Class I (with or without redemption at end of period)	97	427	779	1,775
Class IS (with or without redemption at end of period)	97	414	754	1,713

The first sentence in the section of the Prospectus titled “More on fund management — Management fee” is replaced with the following text:

Effective November 7, 2014, the fund pays a management fee at an annual rate of 0.85% of its average daily net assets. Prior to November 7, 2014, the fund paid a management fee at an annual rate of 1.00% of its average daily net assets.

The section of the Prospectus titled “More on fund management — Expense limitation” is replaced with the following text:

Effective November 7, 2014, the manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales on shares of ETFs), dividend expense on short sales, taxes, extraordinary expenses) so that total annual operating expenses are not expected to exceed 1.25%, 2.00%, 1.25%, 1.50%, 2.00%, 0.95% and 0.95% for Class A, C, FI, R, R1, I and IS shares, respectively, subject to recapture as described below. Acquired fund fees and expenses are subject to the arrangements. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding this limit or any other limit then in effect. Prior to November 7, 2014, the manager had agreed to waive fees and/or reimburse operating expenses so that total annual operating expenses were not expected to exceed 1.50%, 2.25%, 1.50%, 1.75%, 2.25% and 1.25% for Class A, C, FI, R, R1 and IS shares, respectively, subject to recapture as described above. The manager had also agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses) at the annual rate of 0.06% of average daily net assets for Class I shares. The calculations of any required waivers and reimbursements were done on a daily basis. No such waivers or reimbursements were made beyond the amount necessary to reduce that class’s annualized expenses to 1.25% of average daily net assets on any given day. Acquired fund fees and expenses were subject to these arrangements.

Please retain this supplement for future reference.

LMFX103154

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